UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 20, 2009
FTS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24829	84-1416864
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

PO Box 992, Oldsmar, Florida		34677
(Address of principal executive offices)		(Zip Code)

(727) 417-7807
 (Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  7.01  REGULATION  FD  DISCLOSURE.

On November 4th, 2008 a group of investors with the assistance of a an “Affiliate” and consultant of the Company and former director of See World Satellites, Inc., Mr. Richard “Rickey” Miller, who had been paid in excess of $3.1 Million in cash by the Company relating to the acquisition of See World, affected a scheme to seize control of the primary bank account of See World Satellites, Inc. a wholly-owned subsidiary of the Company for their own benefit. The scheme was not supported by any legal documents from any court in the United States. Essentially Mr. Miller acted as the primary facilitator of the scheme by using his personal relationship with employees at a branch of S & T Bank in Indiana, Pa to affect the scheme and seize control of See World’s bank account without providing any notification to the accounts rightful holders.

Management used all of its resources both Company wide and personal to retain the asset for the benefit of the stockholders including hiring  Pittsburgh, PA based law firm of Thorp, Reed and Armstrong, LLP and others to consult and ultimately file a law suit against the group of investors and Mr. Miller in December of 2008. The group retained the law firm of Fellhiemer & Eichen and filed a counter suit. After several motions to move the jurisdiction out of Indiana, Pa and by using tactics the investor group’s attorney’s were familiar with, the group’s attorney was able to delay the Company’s request for an immediate court hearing (preliminary injuction) on the matter thereby delaying the process until at least February of 2009. At this point, after exhausting tens of thousands of dollars in legal fees and with consultation of its various legal representatives and management’s opinion that Miller had caused irreparable damage to See World Satellites, Inc. relative to managements future ability to operate the Company, management decided to attempt to settle the matter. On March 30th, 2009 the Company entered into a settlement agreement that ended the various lawsuits and canceled over $4.5 Million in debt obligations of the Company and all outstanding warrants and notes held by the group and Miller. Management believes that as of December 20th 2009, it has fulfilled all of its obligations under the settlement agreement and as of December 20, 2009 the settlement agreement is deemed by the Company as complete and final. For disclosure purposes and to provide shareholders with a better understanding of the events surrounding this matter and the actions taken by management, the Company sets forth the following facts and comments:

•
Sometime prior to November 3, 2008 Mr. Richard “ Rickey” Miller entered intoi an undisclosed “Memorandum of Understanding” (see item 5 of the settlement agreement)with a group of investors allowing himself and the group to seize control of See World Satellites, Inc by seizing the bank account and redirecting contracts and funds generated from materially contracts. The “Memorandum of Understanding” while to date a copy has not been delivered to management stated at a minimum that; Miller was to be paid cash and stock including at least $250,000 in cash to be wired directly to Millers personal bank account within 5 days of the signing of the “Settlement Agreement”. He would also gain a personal stake and board seat in See World satellites, Inc.

•	During the period of January 3, 2006 through November 4th, 2008 FTS Group, Inc. paid Mr. Miller over $3.1 Million in cash relating to the acquisition of See World.

•
Since the acquisition was completed by the Company on Janaury3, 2006 Mr. Miller was the highest paid individual working at See World Satellites, Inc. and he negotiated all material contracts between the Company and DISH Networks, All Systems and others.

•
During the time Miller was negotiating with the investor group he was also in active discussions with the Company regarding his outstanding note. In October of 2008, weeks before he entered into the Memorandum of Understanding, Miller had agreed in writing toreduce his $1,500,000 remaining note to $750,000 subject to terms and conditions.

•
November 4, 2008, Miller walks into S&T bank stating that he is a board member and uses his personal relationship with an employee at  S & T Bank to seize control of the bank account. He then uses his personal relationship’s to redirect all material contracts between the Company and  DISH Networks, All Systems and others to circumvent the contractual and legal obligations required under the legal process and seize the accounts for his own benefit and benefit of the investor group. No existing board members are advised that a board meeting even took place as required.

•	Prior to November 4, 2008 the Company had received no “Default” notices from Miller regarding his outstanding note.

It is the Company’s opinion that Mr. Miller was without doubt an “Affiliate” of  the Company as defined by the Securities and Exchange Commission which defines and affiliate as “a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with," the company. "Control" is defined as "the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise."

Clearly by providing his assistance to the Investor group and negotiating a deal to enrich himself at the expense of the shareholders and to redirect the Company’s material contracts with DISH Network and others including its primary bank account at S&T Bank (Which Miller was not on) he was, by definition an affiliate of the Company and subject to Securities and Exchange Commission rules regarding the treatment and dissemination of non public information which he clearly used for his own benefit.

Management is evaluating several options moving forward to attempt to recoup some of its lost value caused by Miller for the benefit of the stockholders. Even though it is the opinion of management that Mr. Miller potentially violated both federal and state securities laws for his own financial enrichment, the terms the escrow agreement were not enforced, as well as the terms and procedures of the corporate laws  and contracts governing See World Satellites, Inc.. Shareholders should be aware,  the events described above have created significant financial obligations for the Company and while management evaluates the future plans for the Company shareholders should be aware that a possible bankruptcy filings is one of the options being considered.

This report may contain forward-looking statements that involve risks and uncertainties.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including the risks described in our annual report on Form 10-K and other filings we make from time to time filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01 EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION
10.48	Delivery demand notice received October 7, 2008

10.49
Lawsuit filing between the Company and Richard E. Miller, Ellis International, Ltd, Platinum Long Term Growth V, Whalehaven Capital Fund Limited, Alpha Capital Anstalt, Bristol Investment Fund, LTD., Omega Capital Small Cap Fund, CMS Capital, Iroquois Master Fund

10.50
Settlement Agreement between the Company and Richard E. Miller, Ellis International, Ltd, Platinum Long Term Growth V, Whalehaven Capital Fund Limited, Alpha Capital Anstalt, Bristol Investment Fund, LTD., Omega Capital Small Cap Fund, CMS Capital, Iroquois Master Fund

10.51	Escrow Agreement between the Company and Richard E. Miller, Ellis International, Ltd, Platinum Long Term Growth V, Whalehaven Capital Fund Limited, Alpha Capital Anstalt

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTS Group, Inc.
(Registrant)

Date	December 23, 2009

/s/ Scott Gallagher
(Signature)

Name: Scott Gallagher
Title: Acting CEO